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                                                                     Exhibit 1.1


                            HEALTH CARE REIT, INC.

                                 $80,000,000

                             7.57% Notes due 2000

                             7.89% Notes due 2002

                             8.09% Notes due 2004

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                                  April 17, 1997

Alex. Brown & Sons Incorporated
135 East Baltimore Street
Baltimore, Maryland 21202

Gentlemen:

         Health Care REIT, Inc., a Delaware corporation (the "Company"), proposes to sell to Alex. Brown & Sons Incorporated (the "Underwriter"), the principal amount of its debt securities identified in Schedules I hereto (the "Securities"), to be issued under the Indenture specified in Schedule I hereto (the "Indenture") between the Company and the trustee identified in such Schedule (the "Trustee").

         As the Underwriter, you have advised the Company (a) that you are authorized to enter into this Agreement and (b) that you are willing to purchase the Securities set forth opposite your name in Schedule I.

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

         1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:

                   (i) A registration statement on Form S-3 (File No. 333-19801) with respect to the Securities has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Act. The Company has complied with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of Rule 430A of the Rules and Regulations) contained therein, the exhibits, financial statements and schedules, as finally amended and revised, and all documents incorporated by reference have heretofore been delivered by the Company to you. Such registration statement, herein referred to as the



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         "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon rule 430A and contained in the Prospectus referred to below and all information incorporated by reference therein, has been declared effective by the Commission under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement; and the Registration Statement and Prospectus as referred to below comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"). The form of prospectus first filed by the Company with the Commission pursuant to its Rule 424(b) and Rule 430A, or if no such filing is required, the form of final prospectus included in the Registration Statement at the time the Registration Statement is declared effective, is herein referred to as the "Prospectus." Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein and any supplements or amendments thereto filed with the Commission as of the date of such Preliminary Prospectus or Prospectus, as the case may be, and in the case of any reference herein to any Preliminary Prospectus or Prospectus, also shall be deemed to include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, and any supplements or amendments thereto, filed with the Commission after the date of the filing of the Prospectus under Rule 424(b) or 430A, and prior to the termination of the offering of the Securities by the Underwriter. Any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus, as the case may be, shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities and Exchange Act of 1934 (the "Exchange Act") and incorporated by reference into such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference into the Registration Statement.

                  (ii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement; the Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, and in which the failure to qualify would (a) have a materially adverse effect upon the business of the Company and its subsidiaries, taken as a whole, (a) adversely affect the issuance, validity, or enforceability of the Securities or the enforceability of the Indenture or (b) adversely affect the consummation of the transactions contemplated by this Agreement (each of (a), (b) and (c) above, a Material Adverse Effect"); except for HCRI Pennsylvania Properties, Inc., HCRI Texas Properties, Inc. and HCRI Overlook Green, Inc., the Company has no subsidiaries.

                 (iii) The Securities have been duly authorized and, when issued, authenticated and delivered pursuant to this Agreement and the Indenture, will be duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture enforceable against the Company in accordance with their terms; the Indenture has been duly authorized and qualified under the Trust Indenture Act and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms; and the Securities and the Indenture will

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         conform to the statements relating thereto contained in the Prospectus, and any amendments and supplements thereto.

                  (iv) The Company's authorized, issued and outstanding capitalization is set forth in the Prospectus; and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable.

                   (v) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus relating to the proposed offering of the Securities nor instituted proceedings for that purpose. The Registration Statement and the Prospectus, and any amendments or supplements thereto, contain or will contain all statements which are required to be stated therein by, and in all material respects conform to or will conform to, as the case may be, the requirements of the Act, the Rules and Regulations and the Trust Indenture Act. The documents incorporated by reference in the Prospectus, at the time they were or will be filed with the Commission, conformed or will conform at the time of filing, in all material respects to the requirements of the Exchange Act or the Act, as applicable, and the Rules and Regulations of the Commission thereunder. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, including any documents incorporated by reference therein, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to
         (a) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, and (b) information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, or any documents incorporated by reference therein, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Underwriter, specifically for use in the preparation thereof.

                  (vi) The financial statements of the Company, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, present fairly the financial position and the results of operations of the Company at the indicated dates and for the indicated periods. Such financial statements and the related notes and schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Registration Statement present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein.

                 (vii) There is no action or proceeding pending or, to the knowledge of the Company, threatened against the Company or involving any property of the Company before any court or administrative agency which might reasonably be expected to result in any Material Adverse Effect, except as set forth in the Registration Statement.

                (viii) The Company has good and marketable title to all of the properties and assets reflected in the financial statements hereinabove described (or as described in the Registration Statement as owned by it), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration





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         Statement) or which are not material in amount or which do not interfere with the use made or proposed to be made of the property. The leases, agreements to purchase and mortgages to which the Company is a party, and the guaranties of third parties (a) are the legal, valid and binding obligations of the Company and, to the knowledge of the Company, of all other parties thereto and the Company knows of no default or defenses currently existing with respect thereto which might reasonably be expected to result in any material adverse change in the business or condition (financial or otherwise) of the Company, and (b) conform to the descriptions thereof set forth in the Registration Statement. Each mortgage which the Company holds on the properties described in the Registration Statement constitutes a valid mortgage lien for the benefit of the Company on such property.

                  (ix) The Company has filed all Federal, state and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith. All tax liabilities have been adequately provided for in the financial statements of the Company.

                   (x) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, business affairs, management, or business prospects of the Company, whether or not occurring in the ordinary course of business, and the Company has not incurred any material liabilities or obligations and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business and changes and transactions contemplated by the Registration Statement, as it may be amended or supplemented. The Company has no material contingent obligations which are not disclosed in the Registration Statement, as it may be amended or supplemented.

                  (xi) The Company is not (a) in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound or the Company's certificate of incorporation or by-laws, (b) in violation of any statute, or (c) in violation of any order, rule or regulation applicable to the Company or its properties, of any court or of any regulatory body, administrative agency or other governmental body, any of which defaults or violations described in clauses (a) through (c) constitutes, or after any required notice and passage of any applicable grace period would constitute, a Material Adverse Effect.. The issue and sale of the Securities and the performance by the Company of all of the provisions of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof and thereof will not conflict with or constitute a violation of any statute or conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or the Company's properties may be bound, or of the certificate of incorporation or by-laws of the Company or any order, rule or regulation applicable to the Company or the Company's properties or of any court or of any regulatory body, administrative agency or other governmental body.

                 (xii) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection




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         with the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated by this Agreement and the Indenture (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Securities for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made by the Company, and is in full force and effect.

                (xiii) The Company holds all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of its businesses and the Company has not received any notice of infringement or of conflict with asserted rights of others with respect to any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company.

                 (xiv) The Company qualifies as a real estate investment trust pursuant to Sections 856-860 of the Internal Revenue Code of 1986, as amended, has so qualified for the taxable years ended December 31, 1984 through December 31, 1996 and no transaction or other event has occurred or is contemplated which would prevent the Company from so qualifying for its current taxable year.

                  (xv) To the best of the Company's knowledge, Ernst & Young LLP, who have certified certain of the financial statements and related schedules filed with the Commission as part of, or incorporated by reference in, the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

                 (xvi) To the knowledge of the Company, after inquiry of its officers and directors, there are no affiliations with the NASD among the Company's officers, directors, or principal stockholders, except as set forth in the Registration Statement or as otherwise disclosed in writing to the Underwriter.

                (xvii) This Agreement and the Indenture have been duly authorized, executed and delivered by the Company.

               (xviii) Neither the Company nor any of its officers or directors has taken nor will any of them take, directly or indirectly, any action resulting in a violation of Rule 10b-6 under the Exchange Act, or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of the Company's Common Stock. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Company's Common Stock.

                 (xix) Except as disclosed in the Registration Statement, the Company is not a party to any written contract or agreement relating to any purchase of real property or the lending of funds secured by real property which is probable of being consummated.

                  (xx) The Company is not, and immediately after the sale of the Securities pursuant to the terms and conditions of this Agreement will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

         2. PURCHASE, SALE AND DELIVERY OF THE SECURITIES. On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company




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agrees to sell to the Underwriter and the Underwriter agrees to purchase from the Company the principal amount of Securities set forth in Schedule I hereto at the purchase price set forth in Schedule I hereto plus accrued interest, if any, from the date specified in Schedule I hereto to the date of payment and delivery.

                  Payment for the Securities to be sold hereunder is to be made in New York Clearing House funds by certified or bank cashier's checks drawn to the order of the Company for the Securities to be sold by it against delivery of the Securities to the Underwriter. Such payment and delivery are to be made at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland, at 10:00 A.M. Baltimore time, on the third business day after the date of this Agreement or at such other time and date not later than three business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed). The Securities will be registered in such names and in such denominations as the Underwriter requests in writing not later than the second full business day prior to the Closing Date, and will be delivered through book-entry facilities of The Depository Trust Company ("DTC") and made available for inspection by the Underwriter at least one business day prior to the Closing Date at such place as the Underwriter, DTC and the Company shall agree.

         3. OFFERING BY THE UNDERWRITERS. It is understood that the Underwriter is to make a public offering of the Securities as soon as the Underwriter deems it advisable to do so. The Securities are to be initially offered to the public at the price and upon the terms set forth in the Prospectus. The Underwriter may from time to time thereafter change the public offering price and other selling terms.

         4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

                   (i) The Company will (a) prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations, if the final form of the prospectus is not included in the Registration Statement at the time the Registration Statement is declared effective, a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A, if applicable, of the Rules and Regulations, (b) use its best efforts to cause the Registration Statement to remain in effect as to the Securities for so long as the Underwriter may deem necessary in order to complete the distribution of the Securities, (c) not file any amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference therein, of which the Underwriter shall not previously have been advised and furnished with a copy or to which the Underwriter shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and (d) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Securities by the Underwriters; provided, however, that for each such report or definitive proxy or information statement, the Company will not file any such report or definitive proxy or information statement, or amendment thereto, of which the Underwriter shall not previously have been advised and furnished with a copy or to which the Underwriter shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations.



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                  (ii) The Company will advise the Underwriter promptly of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, and the Company will use its best efforts to prevent (a) the issuance of any such stop order preventing or suspending the use of the Prospectus, or (b) any such suspension of the qualification of the Securities for offering or sale in any jurisdiction, and to obtain as soon as possible the lifting of any such stop order, if issued, or such suspension of qualification.

                 (iii) The Company will cooperate with the Underwriter in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions as the Underwriter may reasonably have designated and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation as doing business in any jurisdiction where it is not now so qualified or required to file such a consent or so subject to taxation. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Underwriter may reasonably request for distribution of the Securities.

                  (iv) The Company will deliver to, or upon the order of, the Underwriter, from time to time, as many copies of any Preliminary Prospectus as the Underwriter may reasonably request. The Company will deliver to, or upon the order of, the Underwriter during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Underwriter may reasonably request. The Company will deliver to the Underwriter at or before the Closing Date, six signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Underwriter such number of copies of the Registration Statement, including documents incorporated by reference therein, but without exhibits, and of all amendments thereto, as the Underwriter may reasonably request.

                   (v) Subject to the provisions of Section 4(i) above, if during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer any event shall occur as a result of which, in the judgment of the Company or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (a) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (b) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law.

                  (vi) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail,



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         covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

                 (vii) The Company will, for a period of five years from the Closing Date, deliver to the Underwriter copies of annual reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act. The Company will deliver to the Underwriter similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements.

                (viii) The Company will not, during the period beginning on the date hereof and continuing to and including the business day following the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Securities without the Underwriter's prior written consent.

         5. COSTS AND EXPENSES. The Company will pay all costs, expenses and fees incident to the performance of its obligations under this Agreement and the Indenture, including, without limiting the generality of the foregoing, the following: the fees incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee; the fees payable to rating agencies in connection with the rating of the Securities; accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriter, copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Indenture, the Underwriters' Questionnaire, the Invitation Letter, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the NASD of the terms of the sale of the Securities; the fees incident to the listing of the Securities on any stock exchange; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Securities under state securities or Blue Sky laws. Any transfer taxes imposed on the sale of the Securities to the several Underwriters will be paid by the Company. The Company shall not, however, be required to pay for any of the Underwriters' expenses (other than those related to qualification under state securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Underwriter pursuant to Section 6 hereof (other than a termination as a result of a failure to satisfy the condition set forth in subparagraph (d) of Section 6 hereof), or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Securities or in contemplation of performing their obligations hereunder, but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Securities.

         6. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS. The several obligations of the Underwriters to purchase the Securities on the Closing Date are subject to the accuracy, as of the Closing



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Date, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

                  (i) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission.

                  (ii) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (a) any intended or potential downgrading or (b) any review or possible change that does not indicate and improvement, in the rating, if any, accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

                  (iii) The Underwriter shall have received on the Closing Date, the opinion of Shumaker, Loop & Kendrick, LLP, counsel for the Company, dated the Closing Date and addressed to the Underwriters to the effect that:

                            (a) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

                            (b) The Company is duly qualified to transact
                  business in all jurisdictions in which the conduct of its business requires such qualification, and in which the failure to qualify would constitute a Material Adverse Effect.

                            (c) The Company has authorized and outstanding
                  capital stock as set forth under the caption "Capitalization" in the Prospectus; the authorized shares of its Common Stock have been duly authorized; the outstanding shares of its Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                            (d) The Registration Statement has become effective
                  under the Act and, to such counsel's knowledge no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

                            (e) The Registration Statement, the Prospectus and
                  each amendment or supplement thereto and documents incorporated by reference therein comply as to form in all material respects with the requirements of the Act, the Exchange Act or the Trust Indenture Act, as applicable, and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements, schedules and other financial or statistical information included or incorporated by reference therein).

                            (f) The statements contained in the Prospectus under
                  the caption "Description of Notes " and "Description of Debt Securities" , insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present in all material respects the information called for with respect to such documents and matters.



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                            (g) The statements under the caption "Certain
                  Government Regulations" in the Company's Annual Report on Form 10-K, and any amendments thereto, for the fiscal year ended December 31, 1996 as to matters of law stated therein, have been reviewed by such counsel and constitute fair summaries of the matters described therein which are material to the business or condition (financial or otherwise) of the Company.

                            (h) Such counsel does not know of any contracts or
                  documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed, incorporated by reference or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

                            (i) Such counsel knows of no legal proceedings
                  pending or threatened against the Company that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, except as set forth in the Prospectus.

                            (j) The execution and delivery of this Agreement and
                  the Indenture and the consummation of the transactions herein contemplated, including the issuance and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture and this Agreement, do not and will not conflict with or constitute a violation of any statute or conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company, any material agreement or instrument known to such counsel to which the Company is a party or by which the Company or the Company's properties may be bound or any order known to such counsel or rule or regulation applicable to the Company or the Company's properties of any court or governmental agency or body.

                            (k) This Agreement has been duly authorized,
                  executed and delivered by the Company.

                            (l) The Indenture has been duly authorized, executed
                  and delivered by the Company and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Indenture has been duly qualified under the Trust Indenture Act.

                            (m) The Securities have been duly authorized and
                  executed by the Company and when authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriter in accordance with the terms of the Agreement, will constitute a valid and binding obligation of the Company entitled to the benefits provided by the Indenture, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                            (n) The Indenture and the Securities conform in all
                  material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                            (o) No approval, consent, order, authorization,
                  designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement or the Indenture and the consummation of the transactions contemplated this Agreement or the Indenture (other than as may be required by the NASD or as required by state securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made by the Company, specifying the same.

                            (p) The Company is not an "investment company" or a
                  company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

                  In addition, such counsel will provide an opinion, based on such counsel's own review of the Company's certificate of incorporation, stating that the Company was organized and continues to be organized in conformity with the requirements for qualification as a real estate investment trust under subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and, based on such counsel's review of the Company's federal income tax returns and discussions with management and independent public accountants for the Company, that the Company, taking into account operations for its taxable and fiscal years ended December 31, 1993 through December 31, 1996, satisfied the requirements for qualification and taxation as a real estate investment trust under the Code for such years and that its proposed method of operation will enable it to meet the requirements for qualification and taxation as a real estate investment trust under the Code for its taxable and fiscal year ending December 31, 1997. Furthermore, such counsel shall opine that the statements contained under the heading "Taxation" in the Registration Statement and in the Company's Annual Report on Form 10-K, and any amendments, for the fiscal year ended December 31, 1996 are correct and accurate in all material respects and present fairly and accurately the material aspects of the federal income tax treatment of the Company and of its stockholders.

                  In rendering such opinion, Shumaker, Loop & Kendrick, LLP may rely as to matters governed by the laws of states other than the laws of State of Ohio, the corporate laws of the State of Delaware or Federal laws on local counsel in such jurisdictions, provided that in such case Shumaker, Loop & Kendrick, LLP shall state that they believe that they and the Underwriters are justified in relying on such other counsel and such other counsel shall indicate that the Underwriters may rely on such opinion. As to matters of fact, to the extent they deem proper, such counsel may rely on certificates of officers of the Company and public officials so long as such counsel states that they have no reason to believe that either the Underwriter or they are not justified in relying on such certificates. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Act, the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), or any of the documents incorporated by reference therein, as of the date of effectiveness of the Registration Statement or, in the case of documents incorporated by reference into the Prospectus after the date of effectiveness of the Registration Statement, as of the respective date when such documents were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Registration Statement and the Prospectus, or any amendment or supplement thereto, or any of the documents incorporated by reference therein, as of the date of effectiveness of the Registration Statement or, in the case of documents incorporated by reference into the Prospectus after the date of effectiveness of the Registration Statement, as of the respective date when such documents were filed with the Commission, as of the Closing Date or the Option Closing Date, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial or statistical information included therein). With respect to such statement, Shumaker, Loop & Kendrick, LLP, may state that their belief is based upon the procedures set forth or incorporated by reference therein, but is without independent check and verification.

                  (iv) The Underwriter shall have received from Calfee, Halter & Griswold LLP, counsel for the Underwriters, an opinion dated the Closing Date, with respect to the organization of the Company, the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriter reasonably may request and such counsel shall have received such papers and information as they reasonably request to enable them to pass upon such matters.

                  (v) The Underwriter shall have received at or prior to the Closing Date from Calfee, Halter & Griswold LLP, a memorandum or summary, in form and substance satisfactory to the Underwriter, with respect to the qualification for offering and sale by the Underwriter of the Securities under the state securities or Blue Sky laws of such jurisdictions as the Underwriter may reasonably have designated to the Company.

                  (vi) The Underwriter shall have received on the Closing Date, a signed letter from Ernst & Young LLP, dated the Closing Date, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter, dated April 17, 1997, signed by such firm and delivered to the Underwriter by Ernst & Young LLP, that nothing has come to their respective attention during the period from the date five days prior to the date hereof, to a date not more than five days prior to the Closing Date, which would require any change in its letter dated April 17, 1997 if it were required to be dated and delivered on the Closing Date. All such letters shall be in form and substance satisfactory to the Underwriter.

                  (vii) The Underwriter shall have received on the Closing Date, a certificate or certificates of the Chairman of the Board, Chief Executive Officer, and President and the Chief Financial Officer of the Company to the effect that as of the Closing Date, each of them severally represents as follows:

                            (a) The Registration Statement has become effective
                  under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission.

                            (b) Subsequent to the delivery of this Agreement and
                  prior to the Closing date, there shall not have occurred any downgrading, nor shall any notice have been given of (A) any intended or potential downgrading or (B) any review or possible change that does not indicate an improvement, in the rating, if any, accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) of the Act.

                            (c) He does not know of any litigation instituted or
                  threatened against the Company of a character required to be disclosed in the Registration Statement which is not so disclosed; he or she does not know of any material contract required to be filed as an exhibit to the Registration Statement which is not so filed; and the representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be.

                            (d) He has carefully examined the Registration
                  Statement and the Prospectus and in his opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement, including any document incorporated by reference therein, were true and correct, and such Registration Statement and Prospectus, or any document incorporated by reference therein, did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in his opinion, since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

                  (vii) The Underwriter shall have received at or prior to the Closing Date, an agreement, in form and substance satisfactory to the Underwriter, signed by the Company and the directors and officers of the Company to the effect that they will not, prior to the expiration of 90 days from the date of this Agreement, sell or otherwise dispose of any shares of Common Stock of the Company without the prior written consent of the Underwriter, except pursuant to bona fide gifts to transferees who agree in writing to be bound by the restrictions on transfer set forth in this paragraph (g).

                  (vi) The Securities to be sold by the Company as of the Closing Date or the Option Closing Date, as the case may be, shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

         The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Underwriter and to Calfee, Halter & Griswold LLP, counsel for the Underwriters.

         If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Underwriter by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

         In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

         7. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to sell and deliver the portion of the Securities required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

         8. INDEMNIFICATION.

                  (i) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Underwriter specifically for use in the preparation thereof; and provided further that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of any Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 4(iv) or Section 4(v). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (ii) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Underwriter specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (iii) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Sections 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Sections 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event
         (a) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the indemnifying party shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the fifth sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent to which the indemnification obligations of the Company hereunder are applicable if (a) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (b) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

                  (iv) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless to the extent required therein an indemnified party under Sections 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Underwriters bear to the total proceeds of the offering (the proceeds received by the Underwriters being equal to the total underwriting discounts and commissions received by the Underwriters), in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (v) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

         9. DEFAULT BY THE UNDERWRITERS. If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Securities which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Underwriter , shall use your best efforts to procure within 24 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Securities or Option Securities, as the case may be, which the defaulting Underwriter failed to purchase. If during such 24 hours you, as such Underwriter, shall not have procured such other Underwriters, or any others, to purchase the Securities or Option Securities, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Securities or Option Securities, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Securities or Option Securities, as the case may be, which they are obligated to purchase hereunder, to purchase the Securities or Option Securities, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Securities or Option Securities, as the case may be, with respect to which such default shall occur exceeds 10% of the Securities or Option Securities, as the case may be, covered hereby, the Company or you as the Underwriter will have the right, by written notice given within the next 24-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Underwriter, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. NOTICES. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telegraphed and confirmed as follows: if to the Underwriters, to Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202, Attention:
Thomas J. DeRosa, with a copy to Daniel E. McIntyre; if to the Company, to Health Care REIT, Inc., One SeaGate, Suite 1500, Toledo, Ohio 43603-1475,
Attention: George L. Chapman, Chairman of the Board, Chief Executive Officer and President.

         11. TERMINATION. This Agreement may be terminated by you by notice to the Company as follows:

                  (i) at any time prior to the earlier of (i) the time the Securities are released by you for sale by notice to the Underwriters, or (ii) 11:30 A.M. on the first business day following the date of this Agreement;

                  (ii) at any time prior to the Closing Date if any of the following has occurred: (a) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, business affairs, management or business prospects of the Company, whether or not arising in the ordinary course of business, (b) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Securities impracticable or inadvisable, (c) trading in securities on the New York Stock Exchange or the American Stock Exchange shall have been suspended or materially limited (other than limitations on hours or numbers of days of trading) or minimum prices shall have been established for securities on either such Exchange, (d) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (e) declaration of a banking moratorium by either federal or New York State authorities, (f) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States, or (g) any litigation or proceeding is pending or threatened against the Underwriters which seeks to enjoin or otherwise restrain, or seeks damages in connection with, or questions the legality or validity of this Agreement or the transactions contemplated hereby; or

                  (iii)    as provided in Sections 6 and 9 of this Agreement.

         This Agreement also may be terminated by you, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Securities, upon the occurrence at any time prior to the Option Closing Date of any of the events described in subparagraph (b) above or as provided in Sections 6 and 9 of this Agreement.

         12. SUCCESSORS. This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities merely because of such purchase.

         13. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (iii) delivery of and payment for the Securities under this Agreement.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.



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         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriter in accordance with its terms.

                                   Very truly yours,

                                   HEALTH CARE REIT, INC.

                                   By: /s/ George L. Chapman
                                       ----------------------------------------
                                       George L. Chapman, Chairman of the Board,
                                       Chief Executive Officer and President

The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

ALEX. BROWN & SONS INCORPORATED


By: /s/ Thomas J. DeRosa
    -------------------------------------


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                                   Schedule I
                                   ----------

Underwriter:                                 Alex. Brown & Sons Incorporated

Underwriting Agreement Date:                 April 17, 1997

Registration Statement No.:                  333-19801

Title of Securities:                         A) 7.57% Notes due 2000 (the
                                                "Notes due 2000")
                                             B) 7.89% Notes due 2002 (the
                                                "Notes due 2002")
                                             C) 8.09% Notes due 2004 (the
                                                "Notes due 2004")

Aggregate Principle Amount:                  A) $20,000,000 of Notes due 2000
                                             B) $20,000,000 of Notes due 2002
                                             C) $40,000,000 of Notes due 2004

Price to Public:                             100% of the principal amount of
                                             each of the Notes, plus accrued
                                             interest, if any, from the
                                             Closing Date

Underwriting Discount:                       A) 0.400% for the Notes due 2000
                                             B) 0.500% for the Notes due 2002
                                             C) 0.625% for the Notes due 2004

Purchase Price to Underwriter:               A) 99.60% of the principal
                                                amount of the Notes due 2000
                                             B) 99.50% of the principal
                                                amount of the Notes due 2002
                                             C) 99.375% of the principal
                                                amount of the Notes due 2004

Indenture:                                   Indenture dated as of April
                                             17, 1997 as amended by the
                                             Supplemental Indenture No. 1
                                             dated as of April 17, 1997
                                             between Health Care REIT, Inc.
                                             and Fifth Third Bank

Trustee:                                     Fifth Third Bank

Maturity:                                    A) April 15, 2000 for the Notes
                                                due 2000
                                             B) April 15, 2002 for the Notes
                                                due 2002
                                             C) April 15, 2004 for the Notes
                                                due 2004

Interest Rate:                               A) 7.57% for the Notes due 2000
                                             B) 7.89% for the Notes due 2002
                                             C) 8.09% for the Notes due 2004

Interest Payment Dates:                      April 15 and October 15,
                                             commencing October 15, 1997 for
                                             each of the Notes

Optional Redemption Provisions:              Yes

Sinking Fund Provisions:                     None

Closing Date and Time of Delivery:           April 22, 1997, 10:00 a.m.

Closing Location:                            Alex. Brown & Sons Incorporated
                                             135 East Baltimore
                                             Baltimore, Maryland



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